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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 11, 2005

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

               Delaware                   1-11596             58-1954497
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    (State or other jurisdiction of     (Commission         (IRS Employer
            incorporation)              File Number)     Identification No.)

    1940 N.W. 67th Place, Suite A, Gainesville, Florida         32653
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          (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (352) 373-4200

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Section 8 - Other Events

Item 8.01.  Other Events.

         Effective July 11, 2005, Timothy Keegan the President of our Industrial segment is no longer employed by Perma-Fix Environmental Services, Inc. The Company has engaged a firm to perform an executive search to assist us in filling the vacant position.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  July 21, 2005.

                                          PERMA-FIX ENVIRONMENTAL SERVICES, INC.

                                          By: /s/ Richard T. Kelecy
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                                              Richard T. Kelecy,
                                              Vice-President and
                                              Chief Financial Officer

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